CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                              DEFERRED INCOME PLAN
























                            Effective January 1, 1994
              Amended and Restated Effective as of April 1, 1999



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                                                                          Page 1

                               ( i )
                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                              DEFERRED INCOME PLAN


The Supplemental Thrift Savings Plan of Consolidated Edison Company of New York, Inc., effective as of January 1, 1994, has been amended and restated in its entirety and renamed the Consolidated Edison Company of New York, Inc. Deferred Income Plan (the "Plan"), effective as of April 1, 1999. The purpose of the Plan is to provide a means (i) for receiving employer matching contributions for those employees participating in The Con Edison Thrift Savings Plan for Management Employees (the "Savings Plan") with respect to whom salary deferral and matching contributions under the Savings Plan are or will be limited by application of the limitations imposed on qualified plans by certain sections of the Internal Revenue Code, as amended from time to time; (ii) of providing such employees with an opportunity to defer a portion of their salary in accordance with the terms of the Plan as hereinafter set forth; and (iii) of providing employees who receive an "Incentive Award," as such term is defined in the Consolidated Edison Company of New York, Inc. Executive Incentive Plan (the "Executive Incentive Plan") on or after April 1, 1999 with an opportunity to defer receipt of all or a portion of such Incentive Award.

All benefits payable under this Plan, which is intended to constitute a nonqualified, unfunded deferred compensation plan for a select group of management employees under Title I of ERISA, shall be paid out of the general assets of the Company. The Company may establish and fund a trust in order to aid it in providing benefits due under the Plan.


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                CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                              DEFERRED INCOME PLAN

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I.  DEFINITIONS......................................................1

      1.01  Accounts.........................................................1
      1.02  Affiliated Company...............................................1
      1.03  Basic Salary Deferral Account....................................1
      1.04  Basic Salary Deferrals...........................................2
      1.05  Beneficiary......................................................2
      1.06  Board or Board of Trustees.......................................2
      1.07  Change in Administration Date....................................2
      1.08  Change in Control................................................2
      1.09  Code.............................................................5
      1.10  Company..........................................................5
      1.11  Company Contribution Account.....................................5
      1.12  Company Contributions............................................6
      1.13  Compensation.....................................................6
      1.14  Deemed Investment Option.........................................6
      1.15  Deferred Compensation Agreement..................................7
      1.16  Disability.......................................................7
      1.17  Effective Date...................................................7
      1.18  Eligible Employee................................................7
      1.19  ERISA............................................................7
      1.20  Executive Incentive Plan.........................................8
      1.21  Incentive Award..................................................8
      1.22  Mandatory Bonus Deferral Contributions...........................8
      1.23  Mandatory Bonus Deferral Account.................................8
      1.24  Mandatory Deferral Portion.......................................8
      1.25  Matching Company Contributions...................................9
      1.26  Optional Bonus Deferral Contributions............................9
      1.27  Optional Bonus Deferral Account..................................9
      1.28  Optional Deferral Portion........................................9
      1.29  Participant......................................................9
      1.30  Plan............................................................10
      1.31  Plan Administrator..............................................10
      1.32  Plan Year.......................................................10
      1.33  Potential Change in Control.....................................10
      1.34  Retirement......................................................11
      1.35  Savings Plan....................................................11
      1.36  Statutory Compensation Limitation...............................11
      1.37  Statutory Limitations...........................................11
      1.38  Supplemental Company Contributions..............................11
      1.39  Supplemental Salary Deferral Account............................12
      1.40  Supplemental Salary Deferrals...................................12
      1.41  Supplemental Thrift Plan........................................12
      1.42  Valuation Date..................................................12

ARTICLE II.  PARTICIPATION..................................................12

      2.01  Participation...................................................12
      2.02  Deferred Compensation Agreement.................................13
      2.03  Termination of Participation....................................16

ARTICLE III.  ACCOUNTS......................................................16

      3.01  Amount of Contributions to be Credited..........................16
      3.02  Investment of Accounts..........................................21
      3.03  Vesting of Accounts.............................................23
      3.04  Individual Accounts.............................................23

ARTICLE IV.  PAYMENT OF BENEFITS............................................24

      4.01  Commencement of Payment.........................................24
      4.02  Method of Payment...............................................26
      4.03  Payment Upon the Occurrence of a Change in Control..............28
      4.04  Payment Upon Hardship...........................................29
      4.05  Additional Death Benefits.......................................29

ARTICLE V.  PLAN ADMINISTRATION.............................................30

      5.01  Responsibility for Account Determination........................30
      5.02  Duties of Plan Administrator....................................30
      5.03  Procedure for Payment of Benefits Under the Plan................30

ARTICLE VI.  GENERAL PROVISIONS.............................................31

      6.01  Funding.........................................................31
      6.02  Discontinuance and Amendment....................................32
      6.03  Termination of Plan.............................................32
      6.04  Plan Not a Contract of Employment...............................33
      6.05  Facility of Payment.............................................34
      6.06  Withholding Taxes...............................................34
      6.07  Nonalienation...................................................34
      6.08  Assumption of Liabilities.......................................34
      6.09  Claims Procedure................................................35
      6.10  Construction....................................................35

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               CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
                              DEFERRED INCOME PLAN


                             ARTICLE I. DEFINITIONS

1.01 Accounts shall mean the aggregate of a Participant's Basic Salary Deferral Account, the Company Contribution Account, the Mandatory Bonus Deferral Account, the Optional Bonus Deferral Account and the
      Supplemental Salary Deferral Account.

1.02 Affiliated Company shall mean any company other than the Company which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which also includes as a member the Company; any trade or business under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under
      Section 414(o) of the Code.

1.03 Basic Salary Deferral Account shall mean the bookkeeping account maintained for each Participant to record all amounts credited on such Participant's behalf as Basic Salary Deferrals, earnings, gains and losses on those amounts pursuant to Section 3.02, and debits for administrative expenses allocated pursuant to Section 6.01(a).

1.04 Basic Salary Deferrals shall mean the amount of contributions credited on a Participant's behalf under Section 3.01(a) and those deemed as Basic Salary Deferrals under Section 3.01(b).

1.05 Beneficiary shall mean the person, persons, or entity designated by the Participant to receive the benefits credited to the Participant's Accounts under the Plan in the event of the Participant's death, or in the absence of such election, or in the event such designated person or persons are not alive on the date payment is to be made, the person, persons, or entity determined in accordance with procedures established by the Plan Administrator. A Participant may make a separate designation of Beneficiary for amounts payable pursuant to Section 4.05.

1.06 Board or Board of Trustees shall mean the Board of Trustees of the Company.

1.07 Change in Administration Date shall mean the date the portion of the applicable Mandatory Deferral Portion or Optional Deferral Portion of an Incentive Award granted under the Executive Incentive Plan is first administered and accounted for as a liability under this Plan in accordance with the Executive Incentive Plan.

1.08 Change in Control shall mean an event which shall occur if:

(a) any person, as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 ("Exchange Act"), as such term is modified in
      Sections 13(d) and 14(d) of the Exchange Act (other than (i) any employee plan established by any "Corporation" (which for these purposes shall be deemed to be the Company and any corporation, association, joint venture, proprietorship or partnership which is connected with the Company either through stock ownership or through common control, within the meaning of Sections 414(b) and (c) and 1563 of the Code), (ii) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company) (a "Person"), is or becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company (excluding from the securities beneficially owned by such Person any securities directly acquired from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20 percent or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company's then outstanding voting securities;
(b) during any period of up to two consecutive years (not including any period prior to April 1, 1999) individuals who, at the beginning of such period, constitute the Board cease for any reason to constitute a majority of the directors then serving on the Board, provided that any person who becomes a director subsequent to the beginning of such period and whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose appointment, election or nomination for election was previously so approved (other than a director (i) whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act, or (ii) who was designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c) or (d) of this
      Section 1.08)  shall be deemed a director  as of the  beginning  of such period;
(c) consummation of a merger or consolidation of the Company with any other corporation or approval of the issuance of voting securities of the Company in connection with a merger or consolidation of the Company occurs (other than (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of any Corporation, at least 51 percent of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in paragraph (a) above), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or the affiliates of a business) representing 20 percent or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company's then outstanding voting securities); or
(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65 percent of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to the sale.

Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction, or series of integrated transactions, immediately following which the record holders of the Common Stock immediately prior to such transaction, or series of integrated transactions, continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of integrated transactions.

1.09 Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations issued thereunder. Reference to any section of the Code shall include any successor provision thereto.

1.10 Company shall mean Consolidated Edison Company of New York, Inc. or any successor thereto by merger, purchase or otherwise; provided, however, that for purposes of Sections 1.08 and 1.33, "Company" shall mean the highest level holding company of Consolidated Edison Company of New York, Inc. (or any successor thereto which continues this Plan) which has publicly traded common stock.

1.11 Company Contribution Account shall mean the bookkeeping account maintained for each Participant to record all amounts credited on such Participant's behalf under Sections 3.01(c) and (d) and all amounts credited on such Participant's behalf under the Supplemental Thrift Plan as of March 31, 1999 or such later date as of which such amounts are administered under this Plan, earnings, gains and losses on those amounts pursuant to Section 3.02, and debits for administrative expenses allocated pursuant to Section 6.01(a).

1.12 Company Contributions shall mean "Company Contributions," as such term is defined in the Savings Plan.

1.13 Compensation shall mean an Eligible Employee's "Compensation" (as such term is defined in the Savings Plan), determined without regard to the Statutory Compensation Limitation (except as otherwise provided in Section 3.01(a) and (b)). Compensation shall be calculated on a monthly basis by dividing Compensation by 12 and be determined prior to any reduction pursuant to an Eligible Employee's election to make (i) pre-tax contributions under the Savings Plan, (ii) pre-tax contributions to a cafeteria plan under Section 125 of the Code, or (iii) Basic Salary Deferrals or Supplemental Salary Deferrals to this Plan.

1.14 Deemed Investment Option shall mean the investment funds as may from time to time be selected by the Plan Administrator in accordance with Section 3.02.

1.15 Deferred Compensation Agreement shall mean the agreement entered into between the Company and the Participant pursuant to Section 2.02(a), (b),
      (c), or (d) and Section 3.02 under which the Participant elects to reduce his or her Compensation otherwise payable for a Plan Year and have that amount contributed to the Plan by the Company as Basic Salary Deferrals and Supplemental Salary Deferrals and/or designates his or her preferences with regard to the allocation among the available Deemed Investment
      Options of the aggregate of the Participant's Basic Salary Deferrals, Supplemental Salary Deferrals, Matching Company Contributions, Supplemental Company Contributions, Mandatory Bonus Deferral Contributions and Optional Bonus Deferral Contributions made in such Plan Year, if any.

1.16 Disability shall mean "Disability," as such term is defined under the Savings Plan.

1.17 Effective Date shall mean January 1, 1994.

1.18 Eligible Employee shall mean an employee of the Company whose Compensation for the Plan Year exceeds the Statutory Compensation Limitation and who is eligible to participate in the Savings Plan, or any other person designated by the Chief Executive Officer of the Company as eligible to participate in the Plan.

1.19 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.20 Executive Incentive Plan shall mean the Consolidated Edison Company of New York, Inc. Executive Incentive Plan as amended from time to time.

1.21 Incentive Award shall mean an "Incentive Award," as such term is defined in the Executive Incentive Plan.

1.22  Mandatory   Bonus  Deferral   Contributions   shall  mean  the  amount  of
      contributions credited on a Participant's behalf pursuant to Section 3.01(e).

1.23 Mandatory Bonus Deferral Account shall mean the bookkeeping account maintained for each Participant to record all amounts credited on such Participant's behalf under Section 3.01(e), earnings, gains and losses on those amounts pursuant to Section 3.02, and debits for administrative expenses allocated pursuant to Section 6.01(a).

1.24 Mandatory Deferral Portion shall mean the "Mandatory Deferral Portion," as such term is defined in the Executive Incentive Plan, of an Incentive Award.

1.25 Matching Company Contributions shall mean the amount of contributions credited on a Participant's behalf under Section 3.01(c).

1.26  Optional   Bonus   Deferral   Contributions   shall  mean  the  amount  of
      contributions credited on a Participant's behalf pursuant to Section 3.01(f).

1.27 Optional Bonus Deferral Account shall mean the bookkeeping account maintained for each Participant to record all amounts credited on such Participant's behalf under Section 3.01(f), earnings, gains and losses on those amounts pursuant to Section 3.02, and debits for administrative expenses allocated pursuant to Section 6.01(a).

1.28 Optional Deferral Portion shall mean the "Optional Deferral Portion," as such term is defined in the Executive Incentive Plan, of an Incentive Award.

1.29 Participant shall mean (a) each Eligible Employee who has made an election described in Section 2.02(a), (b), (c), or (d); (b) each person who has made a deferral election under the Executive Incentive Plan which has resulted in all or any portion of any of the Eligible Employee's Incentive Awards granted under the Executive Incentive Plan to be administered and accounted for as a liability under this Plan; (c) each person who has had all or any portion of his or her Incentive Awards granted under the Executive Incentive Plan administered and accounted for as a liability under this Plan; (d) such other Eligible Employee who is credited with Supplemental Company Contributions; and (e) such other Eligible Employee who is covered by the provisions of Section 4.05.

1.30 Plan shall mean the Consolidated Edison Company of New York, Inc. Deferred Income Plan as set forth in this document and as amended from time to time.

1.31 Plan Administrator shall mean the individual appointed by the Chief Executive Officer of the Company to administer the Plan as provided in
      Article V.

1.32 Plan Year shall mean the calendar year.

1.33 Potential Change in Control shall mean an event which shall occur if: (a) the Company enters into a definitive written agreement, the consummation of which would result in the occurrence of a Change in Control;
(b) the Company or any Person (as defined in Section 1.08(a)) publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or
(c) any Person becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 15 percent or more of the then outstanding shares of Common Stock of the Company or the combined voting power of the Company's then outstanding securities.

1.34 Retirement shall mean termination of service either (a) under circumstances in which the Participant is entitled to receive a retirement pension under any "defined benefit plan" (as defined in Section 414(j) of the Code) which is maintained by the Company or an Affiliated Company or
      (b) in the case of any Participant who is employed after age 60 and who is not entitled to receive a retirement pension under any defined benefit plan, on or after the Participant's 65th birthday.

1.35 Savings Plan shall mean The Con Edison Thrift Savings Plan for Management Employees as amended from time to time.

1.36  Statutory  Compensation  Limitation shall mean the limitation set forth in
      Section  401(a)(17)  of the Code as in effect  each  year for the  Savings
      Plan.

1.37 Statutory Limitations shall mean the limitations set forth in Section 401(a)(17) and Section 402(g)(1) of the Code.

1.38 Supplemental Company Contributions shall mean the amount of contributions credited on a Participant's behalf under Section 3.01(d).

1.39 Supplemental Salary Deferral Account shall mean the bookkeeping account maintained for each Participant to record all amounts credited on such Participant's behalf under Section 3.01(b), earnings, gains and losses on those amounts pursuant to Section 3.02, and debits for administrative expenses allocated pursuant to Section 6.01(a).

1.40 Supplemental Salary Deferrals shall mean the amount of contributions credited on a Participant's behalf under Section 3.01(b).

1.41 Supplemental Thrift Plan shall mean the Supplemental Thrift Savings Plan of Consolidated Edison Company of New York, Inc. as effective on March 31, 1999.

1.42 Valuation Date shall mean the last day of each calendar month, commencing with the calendar month in which the Effective Date occurs, and any other date designated as a Valuation Date by the Plan Administrator.

                            ARTICLE II. PARTICIPATION

2.01  Participation

      An Eligible Employee shall become a Participant in the Plan on the earliest of:
      (a) the date the Eligible Employee first has Basic Salary Deferrals credited on such Eligible Employee's behalf under the Plan pursuant to Sections 2.02 and 3.01(a);
      (b) the date the Eligible Employee first has Supplemental Salary Deferrals credited on such Eligible Employee's behalf under the Plan pursuant to Sections 2.02 and 3.01(b);
      (c) the date the Eligible Employee first has Mandatory Bonus Deferral Contributions or Optional Bonus Deferral Contributions administered and accounted for as a liability under the Plan pursuant to Section 3.01(e) or 3.01(f); or
      (d)   the  date the  Eligible  Employee  first  has  Supplemental  Company
            Contributions credited on such individual's behalf under the Plan pursuant to Section 3.01(d).

2.02  Deferred Compensation Agreements

(a) (i) An individual who is an Eligible Employee before April 1, 1999 and who wishes to have salary reduction contributions credited on such Eligible Employee's behalf to a Basic Salary Deferral Account under the Plan in the 1999 Plan Year must, within 30 days after April 1, 1999 (the effective date of the amended and restated Plan), or the date the amended and restated Pan was approved by the Company, if later, and
      (ii) any Eligible Employee who wishes to have salary reduction contributions credited on such Eligible Employee's behalf to a Basic Salary Deferral Account under the Plan in a Plan Year commencing on or after April 1, 1999 must, prior to the beginning of that Plan Year, complete, execute and file with the Plan Administrator an irrevocable Deferred Compensation Agreement authorizing Basic Salary Deferrals under this Plan for such Plan Year in accordance with the provisions of paragraph (c)(i) below and Section 3.01(a). Such Deferred Compensation Agreement may also authorize Supplemental Salary Deferrals under this Plan in accordance with the provisions of paragraph (c)(ii) below and
      Section 3.01(b) for such Plan Year if (i) the Eligible Employee is an officer of the Company or is designated by the Chief Executive Officer as eligible to make Supplemental Salary Deferrals and (ii) the Eligible Employee authorizes on such Deferred Compensation Agreement the Basic Salary Deferrals permitted to be made to this Plan.

(b) Notwithstanding the provisions of paragraph (a) above, an individual who becomes an Eligible Employee after April 1, 1999 who wishes to have salary reduction contributions credited on such Eligible Employee's behalf to a Salary Deferral Account under the Plan in the calendar year such individual first becomes an Eligible Employee must, no later than 30 days following the date such individual becomes an Eligible Employee, complete, execute and file with the Plan Administrator an irrevocable Deferred Compensation Agreement authorizing Basic Salary Deferrals under this Plan for such Plan Year in accordance with the provisions of paragraph (c)(i) below and Section 3.01(a). Such Deferred Compensation Agreement may also authorize Supplemental Salary Deferrals under this Plan in accordance with the provisions of paragraph (c)(ii) below and Section 3.01(b) for such Plan Year if (i) the Eligible Employee is an officer of the Company or is designated by the Chief Executive Officer as eligible to make Supplemental Salary
      Deferrals and (ii) the Eligible Employee authorizes on such Deferred Compensation Agreement the Basic Salary Deferrals permitted to be made to this Plan.

(c) A Deferred Compensation Agreement for a Plan Year shall be in writing and be properly completed upon a form approved by the Plan Administrator, who shall be the sole judge of the proper completion thereof. Such Deferred Compensation Agreement shall specify:
      (i) the percentage of the Participant's Compensation to be reduced and credited on the Participant's behalf to the Plan by the Company as Basic Salary Deferrals, such percentage to be 6 percent (or such other percentage as specified for such purpose by the Plan Administrator);
      (ii) the percentage of the Participant's Compensation to be reduced and credited on the Participant's behalf to the Plan by the Company as Supplemental Salary Deferrals, such percentage to be in multiples of 1 percent and to not exceed 25 percent (or such other percentage as specified for such purpose by the Plan Administrator); and
      (iii) the Participant's preferences with regard to the allocation among the Deemed Investment Options of the aggregate of Participant's Basic Salary Deferrals, Supplemental Salary Deferrals, Company Matching Contributions, Supplemental Company Contributions, Mandatory Bonus Deferral Contributions and Optional Bonus Deferral Contributions, if any, to be credited for such Plan Year.

(d) Any Deferred Compensation Agreement made by an Eligible Employee shall only be effective with respect to Compensation to be earned and Basic
      Salary  Deferrals,   Supplemental  Salary  Deferrals,  Company  Matching
      Contributions,   Supplemental  Company  Contributions,  Mandatory  Bonus
      Deferral   Contributions  and  Optional  Bonus  Deferral   Contributions
      credited in the Plan Year to which such Deferred Compensation Agreement relates. The terms of an Eligible Employee's Deferred Compensation Agreements may differ from Plan Year to Plan Year with respect to:
      (i)   the  deferral  percentage  with  respect  to  Supplemental  Salary
            Deferrals;
      (ii) the deferral period with respect to Supplemental Salary Deferrals, which must end on a January 1 not sooner than the fourth anniversary of the first day of the Plan Year for which such Supplemental Salary
      Deferrals are made; (iii) the effective date of Supplemental Salary Deferrals pursuant to
            Section 3.01(b); and
      (iv) the Participant's preferences with respect to allocation among the Deemed Investment Options.

(e) Notwithstanding the foregoing, if a Participant receives a hardship withdrawal of pre-tax contributions from the Savings Plan or any other plan which is maintained by the Company and which meets the requirements of Section 401(k) of the Code (or any successor thereof) and is precluded from making contributions to such 401(k) plan for at least 12 months after receipt of the hardship withdrawal, the Participant's Deferred Compensation Agreement, if any, shall be suspended during the 12-month period commencing on the date the Participant receives the hardship withdrawal distribution from such plan. Any Compensation payment which would have been deferred pursuant to the Participant's Deferred Compensation Agreement but for the application of this paragraph (e) shall be paid to the Participant as if the Participant had not entered into the Deferred Compensation Agreement.

2.03  Termination of Participation
      A Participant's  participation in the Plan shall terminate when the vested
      portion  of  the   Participant's   Accounts  under  the  Plan  is  totally
      distributed to the Participant or on the Participant's behalf.


                              ARTICLE III. ACCOUNTS


3.01  Amount of Contributions to be Credited

      For any Plan Year, the amount of contributions to be recorded on the books of the Company on behalf of a Participant pursuant to this Article III shall be equal to the sum of the Basic Salary Deferrals, Supplemental Salary Deferrals, Matching Company Contributions, Supplemental Company Contributions, Mandatory Bonus Deferral Contributions and Optional Bonus Deferral Contributions determined under paragraphs (a), (b), (c), (d), (e) and (f) below. In addition, the amounts credited on a Participant's behalf under the Supplemental Thrift Plan shall be recorded on the books of the Company on behalf of such Participant pursuant to paragraph (g)(v) below.
      (a) Basic Salary Deferrals
            The amount of Basic Salary Deferrals for a Plan Year shall be equal to the designated percentage of Compensation elected by the Participant in the Participant's Deferred Compensation Agreement in accordance with Section 2.02, provided that the reduction in the Participant's Compensation corresponding to the Basic Salary Deferrals elected by the Participant shall be made only with respect to Compensation payable after the date the Participant's Deferred Compensation Agreement becomes effective.

            Except as provided in Section 3.01(b), Basic Salary Deferrals shall be permitted under this paragraph (a) only with respect to the Participant's Compensation for which pre-tax contributions could not be contributed to the Savings Plan because of the Statutory Limitations.

      (b)   Supplemental Salary Deferrals
            The amount of Supplemental Salary Deferrals for a Plan Year shall be equal to the designated percentage of Compensation elected by the Participant in the Participant's Deferred Compensation Agreement in accordance with Section 2.02, provided that the reduction in the Participant's Compensation corresponding to the Supplemental Salary Deferrals elected by the Participant shall be made only with respect to Compensation payable after the date the Participant's Deferred Compensation Agreement becomes effective or, if the Participant so elects on the Participant's Deferred Compensation Agreement, only with respect to the Participant's Compensation for which pre-tax contributions could not be contributed to the Savings Plan because of the Statutory Limitations. If the reduction in the Participant's Compensation corresponding to the Supplemental Salary Deferrals elected by the Participant shall reduce the Participant's Compensation below one-twelfth of the Statutory Compensation Limitation, a portion of such Supplemental Salary Deferrals shall be matched by Company Contributions under Section 3.02(c). Such matched Supplemental Salary Deferrals shall be deemed Basic Salary Deferrals for all other provisions of this Plan.

      (c)   Matching Company Contributions
            The amount of Matching Company Contributions for a Plan Year shall be equal to the sum of the Basic Salary Deferrals and Supplemental Salary Deferrals made on the Participant's behalf for the Plan Year multiplied by the rate at which Company Contributions are made under the Savings Plan; provided, however, that such amount shall not exceed the result of (i) minus (ii) as follows: (i) the product of
            (A), (B) and (C) as follows:
                  (A)   is an amount equal to the  Participant's  Compensation
                        for the Plan Year;
                  (B)   is the maximum  percentage  of  "Compensation"  (as such
                        term is defined  under the Savings Plan) with respect to
                        which Company  Contributions  under the Savings Plan may
                        be made; and
                  (C)   is the  rate at  which  Company  Contributions  are made
                        under the Savings Plan; and
            (ii) is the actual amount of the Company Contributions made by the Company on behalf of the Participant under the Savings Plan for such Plan Year.
      (d)   Supplemental Company Contributions
            The Chief Executive Officer of the Company may authorize that Supplemental Company Contributions shall be made for a Plan Year, which shall be allocated in such amounts and to such Participants as the Chief Executive Officer of the Company shall determine.
      (e)   Mandatory Bonus Deferral Contributions
            The amount of Mandatory Bonus Deferral Contributions for a Plan Year shall be equal to the value on the Change of Administration Date of any portion of the Mandatory Deferral Portion of an Incentive Award granted under the Executive Incentive Plan that is administered and accounted for as a liability under this Plan in accordance with the Executive Incentive Plan.
      (f)   Optional Bonus Deferral Contributions
            The amount of Optional Bonus Deferral Contributions for a Plan Year shall be equal to the value on the Change of Administration Date of any portion of the Optional Deferral Portion of an Incentive Award granted under the Executive Incentive Plan that is administered and accounted for as a liability under this Plan in accordance with the Executive Incentive Plan.
      (g)         (i)   The  contributions   recorded  on  the  books  of  the
                  Company pursuant to paragraphs (a) and (b) above shall be credited to a Participant's Basic Salary Deferral Account and Supplemental Salary Deferral Account, respectively, at the same time as they would have been credited to the Participant's account under the Savings Plan had such contributions been made under the Savings Plan.
                  (ii)  The  contributions   recorded  on  the  books  of  the
                  Company pursuant to paragraph (c) above shall be credited to a Participant's Company Contribution Account at the same time as they would have been credited to the Participant's account under the Savings Plan had such contributions been made under the Savings Plan.
                  (iii) The  contributions   recorded  on  the  books  of  the
                  Company pursuant to paragraph (d) above shall be credited to a Participant's Company Contribution Account at the time designated for such purpose by the Chief Executive Officer.
                  (iv)  The  contributions   recorded  on  the  books  of  the
                  Company  pursuant to  paragraphs  (e) and (f) above shall be
                  credited  to  a   Participant's   Mandatory  Bonus  Deferral
                  Account and Optional Bonus Deferral Account, respectively, on the date such contributions are first administered and accounted for as a liability under this Plan pursuant to the Executive Incentive Plan.
                  (v) As of April 1, 1999, or the date thereafter on which it is administratively practicable as determined by the Plan Administrator, the contributions recorded on the books of the Company on account of amounts credited under the
                  Supplemental   Thrift   Plan   shall   be   credited   to  a
                  Participant's Company Contribution Account.
      (h) Unless the Plan Administrator determines otherwise, no future Basic Salary Deferrals or Supplemental Salary Deferrals by a Participant shall be permitted and no future Matching Company Contributions or Supplemental Company Contributions shall be made on behalf of such Participant if such Participant is no longer an Eligible Employee.

3.02  Investment of Accounts

(a) Accounts shall be credited with earnings, gains and losses of the Deemed Investment Options selected by the Plan Administrator, with such allocation among the Deemed Investment Options as the Plan Administrator selects. However, a Participant shall designate on each Deferred Compensation Agreement his or her preferences with regard to the allocation among the Deemed Investment Options of the aggregate of his or her Basic Salary Deferrals, Supplemental Salary Deferrals, Company Matching Contributions, Supplemental Company Contributions, Mandatory Bonus Deferral Contributions and Optional Bonus Deferral Contributions made pursuant to such Deferred Compensation Agreement or to be credited in the Plan Year to which such Deferred Compensation Agreement relates. A Participant may designate a preference with respect to the allocation in the aggregate of his or her Basic Salary Deferrals, Supplemental Salary Deferrals, Company Matching Contributions, Supplemental Company Contributions, Mandatory Bonus Deferral Contributions and Optional Bonus Deferral Contributions made pursuant to a Deferred Compensation Agreement or to be credited in the Plan Year to which such Deferred Compensation Agreement relates entirely in any one of the Deemed Investment Options or may designate any combination in such multiples as specified by the Plan Administrator. The amounts credited on a Participant's behalf under the Supplemental Thrift Plan shall be allocated to the Deemed Investment Option selected for the Participant's Company Matching Contributions for the Plan Year commencing January 1, 1999. The amounts credited on a Participant's behalf under the Executive Incentive Plan as of March 31, 1999 and transferred to this Plan in accordance with the Executive Incentive Plan shall be allocated to the Deemed Investment Option selected for the Participant's Mandatory and Optional Bonus Deferral Contributions, respectively, for the Plan Year transferred.

      The Plan Administrator may from time to time make additional Deemed Investment Options available as a performance measure under this Plan and may determine that any Deemed Investment Option that it has previously established be terminated as a performance measure under this Plan.

(b) A Participant may elect to change his or her preferences with respect to the allocation among the Deemed Investment Options for a Plan Year for the aggregate of future Basic Salary Deferrals, Supplemental Salary Deferrals, Company Matching Contributions, Supplemental Company Contributions, Mandatory Bonus Deferral Contributions, and Optional Bonus Deferral Contributions in that Plan Year at such times and in accordance with such procedures specified by Plan Administrator.

(c) With regard to the aggregate of a Participant's existing Accounts, a Participant may designate a preference to transfer balances among the available Deemed Investment Options at such times and in accordance with such procedures specified by the Plan Administrator. Any transfers must be made in such multiples as specified by the Plan Administrator. The Plan Administrator may impose such additional rules and limitations upon transfers between Deemed Investment Options as the Plan Administrator may consider necessary or appropriate.

(d) Notwithstanding any other provision of the Plan, the Plan Administrator shall have sole and absolute discretion with regard to the investment returns credited to a Participant's Accounts.

3.03  Vesting of Accounts

(a) A Participant shall at all times be fully vested in the Participant's Basic Salary Deferral Account, Supplemental Salary Deferral Account, Mandatory Bonus Deferral Account, and Optional Bonus Deferral Account (including amounts transferred from the Executive Incentive Plan).

(b) A Participant shall vest in the Matching Company Contributions made on the Participant's behalf and earnings thereon at the same time and to the same extent as such Participant is vested in Company Contributions under the Savings Plan.

(c) A Participant shall vest in the Supplemental Company Contributions made on the Participant's behalf and earnings thereon in accordance with Section
      3.02 under the vesting schedule established for such contributions by the Plan Administrator.

3.04  Individual Accounts

      The Plan Administrator shall maintain, or cause to be maintained, records showing the individual balances of each Participant's Accounts and the vested portion thereof. At least once a year, each Participant shall be furnished with a statement setting forth the value of the Participant's Accounts.

                         ARTICLE IV. PAYMENT OF BENEFITS

4.01  Commencement of Payment

(a) Except as provided in Section 4.01(b), 4.02(c) or Section 4.03, payment of any portion of a Participant's Accounts payable for a reason other than the Participant's termination of employment with the Company and Affiliated Companies shall commence as follows: (i) in accordance with the Participant's election in the applicable
            Deferred Compensation Agreement, with respect to payment of a Participant's Supplemental Salary Deferral Account attributable to
            Supplemental Salary Deferrals made on the Participant's behalf for a Plan Year and earnings thereon;
      (ii)  in  accordance  with  the  Participant's  election  relating  to the
            Mandatory Deferral Portion of any Incentive Award granted under the Executive Incentive Plan, with respect to payment of a Participant's
            Mandatory  Bonus Deferral  Account  attributable  to Mandatory Bonus
            Deferral Contributions relating to such Mandatory
            Deferral Portion and earnings thereon;
      (iii) in  accordance  with  the  Participant's  election  relating  to the
            Optional Deferral Portion of any Incentive Award granted under the Executive Incentive Plan, with respect to payment of a Participant's
            Optional  Bonus  Deferral  Account  attributable  to Optional  Bonus
            Deferral Contributions relating to such Optional Deferral Portion and earnings thereon; and
      (iv)  in accordance  with the  Participant's  election in effect under the
            Executive Incentive Plan immediately prior to the transfer of any Incentive Award granted under such Executive Incentive Plan with respect to payment of such amounts transferred on the Participant's behalf which were credited under the Executive Incentive Plan prior to April 1, 1999 and earnings thereon.

                  (b) Notwithstanding the provisions of paragraph (a) above, a Participant who has not terminated employment with the Company and Affiliated Companies may make an irrevocable election at any time to accelerate payment of all of his or her Supplemental Salary Deferral Account, Mandatory Bonus Deferral Account and Optional Bonus Deferral Account to a date prior to the date such Accounts would otherwise have been payable pursuant to paragraph (a) above. Such payment shall be made in a single lump sum, as soon as administratively practicable after such election, and shall equal the entire value of his or her Supplemental Salary Deferral Account, Mandatory Bonus Deferral Account and Optional Bonus Deferral Account as of the date of such distribution, reduced by the prime rate as published in the Wall Street Journal as of the date of distribution plus 100 basis points.

      Except as provided in Section 4.02(c) or Section 4.03, payment of a Participant's Basic Salary Deferral Account and Company Contribution Account shall not be made before the Participant's termination of employment.

(c) Except as provided in Section 4.02(c) or Section 4.03, payment of a Participant's Accounts payable on account of the Participant's termination of employment with the Company and Affiliated Companies shall commence as follows:
            (i) if payment of a Participant's Accounts is to be made in the form of a lump sum, such payment shall commence as soon as administratively practicable after the Participant's termination of employment with the Company and Affiliated Companies; or (ii) if payment of a Participant's Accounts is to be made in the form of installments pursuant to the Participant's election in accordance with Section 4.02(b), such payments shall commence as soon as administratively practicable after the January 1 coincident with or next following the Participant's termination of employment with the Company and Affiliated Companies.

4.02  Method of Payment

(a) Payment of any portion of a Participant's Accounts payable prior to a Participant's termination of employment with the Company and Affiliated Companies shall be made in the form of a single lump sum.

(b)         (i)   Unless a Participant  elects  otherwise in  accordance  with subparagraph  (iii) below,  payment of the Participant's  Accounts
            payable   on  account  of  such   Participant's   termination   of
            employment with the Company or an Affiliated Company shall be made in the form of a single lump sum.
            (ii) A Participant may elect that payment of a Participant's Accounts attributable to the amounts credited to Participant's Mandatory Bonus Deferral Account and Optional Bonus Deferral Account from the Executive Incentive Plan, which were credited thereunder prior to April 1, 1999 and for which Participant had elected an annuity benefit payable under the Executive Incentive Plan, be paid in the form of annual cash installments for a period of years not to exceed ten.
            (iii) If a Participant's  total Accounts  balance exceeds $25,000,
            a  Participant  may  elect  that  payment  of  the   Participant's
            Accounts payable on account of such Participant's termination of employment with the Company or an Affiliated Company, including Executive Incentive Plan transfers, be made in the form of annual cash installments for a period of years, not to exceed ten, in lieu of a single lump sum.
      A Participant may revoke such election, or may designate a different installment period, not to exceed ten years, by duly completing, executing and filing such election, revocation, or change of installment period with the Plan Administrator. Such election, or the revocation of such election, or the designation of a different installment period, shall be made by the Participant on a form designated by the Plan Administrator for such purpose; provided, however, for any such election, revocation or change of installment period to be effective, a full calendar year must pass between the calendar year during which the Participant duly makes such election, revocation or change of period and the calendar year in which the payment is to commence.

      During an installment payment period, the Participant's Accounts shall continue to be credited with earnings, gains and losses as provided in
      Section   3.02.   The  first   installment   shall  be  made  as  soon  as
      administratively practicable following the January 1 coincident with or next following the Participant's termination of employment with the Company or an Affiliated Company. Subsequent installments, if any, shall be paid as soon as practicable following the beginning of the following calendar year and each subsequent year of the installment period. The amount of each installment shall equal the sum of the balance in the Participant's Accounts as of the Valuation Date coincident with or immediately preceding the date of such installment's distribution divided by the number of remaining installments (including the installment being determined).

(c) If a Participant dies before payment of the entire vested balance of the Participant's Accounts, an amount equal to the unpaid portion thereof as of the Valuation Date coincident with or immediately preceding the Participant's date of death shall be payable in one lump sum to the Participant's Beneficiary as soon as administratively practicable after the Participant's death.

4.03  Payment Upon the Occurrence of a Change in Control

(a) Unless a Participant elects otherwise prior to the date a Change in Control occurs, upon the occurrence of a Change in Control the Participant shall automatically receive, in a single lump sum as soon as administratively practicable after the date the Change in Control occurs, the amount credited to the Participant's Accounts as of the Valuation Date coincident with or immediately preceding the date the Change in Control occurs.

(b)   If, due to an election  pursuant to paragraph  (a) above,  a Participant is not to receive a single lump sum upon a Change in Control, the Participant may elect, within 30 days after the date the Change in Control occurs, to receive, in a single lump sum, the value, on the date the Change in Control occurs, of the Participant's vested Accounts, determined in accordance with paragraph (a) above, reduced by the prime rate as published in the Wall Street Journal on the date the Change in Control occurs plus 100 basis points. Such payment will be made as soon as administratively practicable after the Participant's election is received by the Plan Administrator.

(c) The elections permitted to Participants by paragraphs (a) and (b) above shall be made by a writing signed by the Participant and delivered to the Plan Administrator.

4.04  Payment Upon Hardship

      The Participant may request, in such manner as the Plan Administrator shall prescribe, to withdraw from his Accounts such amount as is necessary to meet an unforeseen financial hardship. The Plan Administrator shall have the sole and absolute discretion to grant or deny such a request. Any such withdrawal shall result in a penalty against the Participant's Accounts equal to 1 percent above the prime rate reported in The Wall Street Journal for the last business day of the quarter preceding the calendar quarter in which the withdrawal is processed.

4.05  Additional Death Benefits

      An Eligible Employee who is an officer of the Company or is designated by the Chief Executive Officer as eligible shall be covered by an additional death benefit over and above any death benefit payable pursuant to Section 4.02(c). Such benefit shall be equal to such Participant's salary (which for this Section 4.05 is the Participant's annual base rate of salary, including any pre-tax contributions to the Savings Plan, the Company's FLEX Plan, and deferrals made pursuant to Sections 3.01(a) and 3.01(b) hereof, and excluding overtime, bonuses, variable or incentive pay, or any other special payments) as long as such Participant remains in the employ of the Company. Upon the Participant's Retirement, such death benefit coverage shall continue in effect after the date of Retirement. Upon the Participant's death, the benefit shall be paid, in a manner designated by the Plan Administrator, to the Beneficiary last designated by the Participant.

                         ARTICLE V. PLAN ADMINISTRATION


5.01  Responsibility for Account Determination

      The Accounts credited on behalf of a Participant or Beneficiary under this Plan shall be determined either by the Plan Administrator, as provided in
      Section 5.02 below, or such other party as is authorized under the terms of any grantor trust.

5.02  Duties of Plan Administrator

      The Plan Administrator shall calculate, in accordance with Article IV, the Accounts credited on behalf of each Participant or Beneficiary under the Plan. To the extent a Participant's or Beneficiary's vested Account balance is payable from the Plan, the Plan Administrator shall have full discretionary authority to resolve any question which shall arise under the Plan as to any person's eligibility for benefits, the calculation of benefits, the form, commencement date, frequency, duration of payment, or the identity of the Beneficiary. Such question shall be resolved by the Plan Administrator under rules uniformly applicable to all person(s) or employee(s) similarly situated.

5.03  Procedure for Payment of Benefits Under the Plan

      With respect to any benefit to which a Participant or Beneficiary is entitled under this Plan, the Plan Administrator (a) shall direct the commencement of benefit payments hereunder in accordance with the applicable procedures established by the Company and/or the Plan Administrator regarding the disbursement of amounts from the general funds of the Company and (b) shall arrange, in conjunction with any other applicable plan, for the payment of benefits under this Plan and/or any other applicable plan.

                         ARTICLE VI. GENERAL PROVISIONS

6.01  Funding

(a) All amounts payable in accordance with this Plan shall constitute a general unsecured obligation of the Company. Such amounts shall be paid out of the general assets of the Company, to the extent not paid from the assets of any trust established pursuant to paragraph (b) below. The Plan Administrator may determine that any administrative costs relating to the Plan shall be allocated to Participants' Accounts, and such Accounts shall be reduced by the allocated costs.

(b) The Company may, for administrative reasons, establish a grantor trust for the benefit of Participants in the Plan. Notwithstanding the foregoing sentence, the Company shall, upon a Potential Change in
      Control,   (1)  establish  a  grantor  trust  for  the  benefit  of  the
      Participants in the Plan if one is not already in existence and (2) assure that the funds in such trust are at least equal to the sum of
      the   Participant's   Accounts  in  the  Plan,  as  well  as  any  other
      liabilities of the Plan in excess of such Accounts, if any, incurred as of the date of the Potential Change in Control. The assets placed in such trust shall be held separate and apart from other Company funds and shall be used for the purposes set forth in the Plan and the applicable trust agreement, subject to the following conditions:
      (i)   the  creation  of such trust  shall not cause the Plan to be other than "unfunded" for purposes of Title I of ERISA;
      (ii)  the  Company  shall be  treated  as  "grantor"  of such  trust for purposes of Section 677 of the Code; and
      (iii) the  agreement  of such trust shall  provide  that its assets may be used upon the insolvency or bankruptcy of the Company to satisfy claims of the Company's general creditors and that the rights of such general creditors are enforceable by them under federal and state law; and
      (iv)  without in any way  limiting the choice of assets  thereunder,  such trust may invest in life  insurance  policies,  including  so-called
            "split dollar" policies.

6.02  Discontinuance and Amendment

      The Company reserves the right, by action of the Board of Trustees, to discontinue the crediting of benefits under the Plan at any time; and further reserves the right, by action of the Board of Trustees or the Plan Administrator, to modify or amend the Plan, in whole or in part, at any time. However, no modification, amendment, or discontinuance shall adversely affect the right of any Participant to receive the benefits credited under the Plan as of the date of such modification, amendment or discontinuance, and no modification or amendment by action of the Plan Administrator shall have a material effect of the benefits payable under the Plan.

6.03  Termination of Plan

      The Company reserves the right, by action of the Board of Trustees, to terminate the Plan at any time, provided, however, that no termination shall be effective retroactively. As of the effective date of termination of the Plan:
            (a)   the benefits of any  Participant or Beneficiary  whose benefit payments have commenced shall continue to be paid; and
            (b)   no  further  Basic  Salary  Deferrals,  Supplemental  Salary
                  Deferrals, Mandatory Bonus Deferral Contributions,  Optional
                  Bonus    Deferral     Contributions,     Matching    Company
                  Contributions, or Supplemental Company Contributions shall be credited on behalf of any Participant whose benefits
                  have   not   commenced,   and  such   Participant   and  the
                  Participant's   Beneficiary   shall   retain  the  right  to
                  benefits  hereunder.   Earnings,   gains  and  losses  shall
                  continue to be credited in accordance with Section 3.02 until payment of a Participant's Accounts has been made under the terms of the Plan in effect immediately prior to the date the Plan is terminated.

      All other provisions of this Plan shall remain in effect.

6.04  Plan Not a Contract of Employment

      This Plan is not a contract of employment, and the terms of employment of any Participant shall not be affected in any way by this Plan or related instruments, except as specifically provided therein. The establishment of this Plan shall not be construed as conferring any legal rights upon any person for a continuation of employment, nor shall it interfere with the rights of the Company to discharge any person and to treat such person without regard to the effect which such treatment might have upon such person under this Plan. Each Participant and all persons who may have or claim any right by reason of the Participant's participation in this Plan shall be bound by the terms of this Plan and all agreements entered into pursuant thereto.

6.05  Facility of Payment

      In the event that the Plan Administrator shall find that a Participant is unable to care for such Participant's affairs because of illness or accident or because the Participant is a minor or has died, the Plan Administrator may, unless claim shall have been made therefor by a duly appointed legal representative, direct that any benefit payment due the Participant, to the extent not payable from a grantor trust, be paid on the Participant's behalf to the Participant's spouse, a child, a parent or other blood relative, a person with whom the Participant resides, or a legal guardian, and any such payment so made shall be a complete discharge of the liabilities of the Company and the Plan therefor.

6.06  Withholding Taxes

      The Company shall have the right to deduct from each payment to be made under the Plan any required withholding taxes.

6.07  Nonalienation

      Subject to any applicable law, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void, nor shall any such benefit be in any manner liable for or subject to garnishment, attachment, execution or levy, or liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefits.

6.08  Assumption of Liabilities

      Notwithstanding any Plan provision to the contrary, at the discretion and direction of the Board of Trustees, the Plan may assume liabilities with respect to benefits accrued by a Participant under a plan maintained by such Participant's former employer, and upon such assumption such liabilities shall become the obligation of the Company.

6.09  Claims Procedure

(a)   Submission of Claims
      Claims for  benefits  under the Plan shall be  submitted in writing to the
      Plan   Administrator   or  to  an   individual   designated  by  the  Plan
      Administrator for this purpose.

(b)   Exhaustion of Remedy
      No claimant shall institute any action or proceeding in any state or federal court of law or equity or before any administrative tribunal or arbitrator for a claim for benefits under the Plan until the claimant has first exhausted the procedures promulgated by the Plan Administrator for review of claims.

6.10  Construction

(a) The Plan is intended to constitute an unfunded deferred compensation arrangement maintained for a select group of management or highly-compensated employees within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of ERISA, and all rights under this Plan shall be governed by ERISA. Subject to the preceding sentence, the Plan shall be construed, regulated and administered under the laws of the State of New York, to the extent such laws are not superseded by applicable federal law.

(b) The illegality of any particular provision of this document shall not affect the other provisions and the document shall be construed in all respects as if such invalid provision were omitted.

(c)   The  headings  and   subheadings  in  the  Plan  have  been  inserted  for
      convenience of reference only, and are to be ignored in any construction of the provisions thereof.

      IN WITNESS WHEREOF, Consolidated Edison Company of New York, Inc. has caused this instrument to be executed by is officer thereunto duly authorized as of the 25th day of March, 1999.

                                                By:   Richard P. Cowie
                                           Vice President-Employee Relations
                                             Consolidated Edison Company of
                                                 New York, Inc.